Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the report on Form 10-K of Odyssey Re Holdings Corp. (the “Company”) containing the financial statements of the Company for the fiscal year ended December 31, 2005 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Robert Giammarco, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT GIAMMARCO
Robert Giammarco
Executive Vice President and Chief Financial Officer

March 31, 2006

A signed original of this written statement required by Section 906 has been provided to Odyssey Re Holdings Corp. and will be retained by Odyssey Re Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.